                                                                    Exhibit 4.20

                                                                  Execution Copy

                                     Waiver and Consent

          This Waiver and Consent dated as of November 7, 2002 (this "Waiver") is granted by the Administrative Agent and the Lenders signatory hereto in connection with that certain Credit Agreement dated as of April 15, 2002 and as amended by a First Amendment dated as of May 17, 2002 and a Second Amendment dated as of June 10, 2002 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Exide Technologies, a Delaware corporation (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party thereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and waives compliance with certain provisions of the Credit Agreement on the terms and conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that the dilution of its ownership interest held by Compagnie Europeene D'Accumulateurs, S.A. (France) ("CEAC") in INCI Exide Akumulator Sanayi ve Ticaret Anonim Sirketi (Turkey) ("INCIExide") from 50% to 20% in contravention of the covenant prohibiting sales of assets contained in Section 8.4 of the Credit Agreement and the resultant Event of Default be waived, all as more particularly set forth herein;

          WHEREAS, the Company has requested that the issuance of Stock and Stock Equivalents by INCIExide to Inci Holding A.S., Cinex Dis Ticaret ve Pazarlama A.S., Celkap Makina Krom Celik Anayi ve Ticaret A.S., and Cevdet Inci (such recipients, collectively, the "INCI Group", and such transaction, the "Stock Issuance"), without an independent third party appraisal as to the Fair Market Value of the consideration being given therefor in contravention of
Section 8.4 of the Credit Agreement and the resultant Event of Default be waived, all as more particularly set forth herein;

          WHEREAS, the Company has requested that any exercise by CEAC of the option it is being granted in connection with the Stock Issuance to reinstate its ownership interest from 20% back to 50%, the exercise of which is currently prohibited by Section 8.9 of the Credit Agreement, be specifically exempt from the application of such provision;

          WHEREAS, the Company has requested that INCIExide be permitted to amend its Constituent Documents to allow for the issuance of additional share interests in its registered capital in contravention of Section 8.11 of the Credit Agreement and the resultant Event of Default be waived, all as more particularly set forth herein;

          WHEREAS, the Company has requested that the failure of its Subsidiary, Refined Metals Corporation, to discharge or obtain a stay of enforcement or execution of a particular judgment within 20 days in contravention of Section 8.2 of the Credit Agreement and the resultant Event of Default be waived, all as more particularly set forth herein;

          WHEREAS, the Company intends to commence bankruptcy proceedings with respect to two Non-Filing Subsidiaries, Dixie Metals ("Dixie") and Refined Metals Corporation ("Refined"), both Delaware companies. Pursuant to Section 9.1(f)(ii) of the Credit Agreement, the commencement of such proceedings would constitute an Event of Default. The Company has therefore requested the waiver of any such Event of Default;

          WHEREAS, the Company has requested that the maintenance of balances in accounts located outside the United States in excess of $20,000,000 in contravention of Section 8.12(a) of the Credit Agreement be waived until March 31, 2003, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Administrative Agent and the Requisite Lenders is required to grant certain waivers of provisions of the Credit Agreement as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the Borrowers, the Domestic Guarantors, the Administrative Agent and the Lenders party hereto agree as follows:

          SECTION 1. Waiver and Consent. Effective as of the Waiver Effective Date (as defined below) and subject to the terms and conditions set forth herein, a waiver is hereby granted as follows:

          The Administrative Agent and the Requisite Lenders hereby:

          (i) waive any Default or Event of Default that may occur or may have occurred due to the undertaking and completion of the issuance of Stock and Stock Equivalents in accordance with the Agreement made on 30 September 2002 between the INCI Group and CEAC as attached hereto as Exhibit A (the "Turkish JV Agreement"), whether due to the modification of the INCIExide's Constituent Documents, the dilution of CEAC's interest or the lack of an independent third party appraisal;

          (ii) consent to the exercise by CEAC of the option contained in the Turkish JV Agreement so long as such exercise is in conformity with all other provisions of the Credit Agreement;

          (iii) waive the Event of Default that arose pursuant to Section 9.01(d)(i), due to the failure of Refined Metals Corporation, in contravention of Section 8.2(j), to discharge or obtain a stay of that certain judgment in the amount of $179,060.61 in favor of Jackson Iron & Metal;

          (iv) temporarily waive the Event of Default that has occurred or may occur pursuant to Section 9.01(d)(i), due to the retention, in contravention of Section 8.12(a), of cash and Cash Equivalents in accounts located outside the United States in an aggregate amount in excess of $20,000,000; provided, however, that the waiver granted pursuant to this clause (iv) shall cease to be in effect and the aggregate amount in such foreign accounts shall be tested as set forth in the Credit Agreement on the earlier to occur of (a) March 31, 2003 and (b) the date on which the aggregate amount in such foreign accounts exceeds $55,000,000; provided further, that on or before the last Business Day of each

     Calendar Month, the Loan Parties shall use their reasonable best efforts (subject to applicable legal restrictions and cash requirements) to apply such cash and Cash Equivalents in excess of $20,000,000 to the repayment of any and all Foreign Intercompany Loans;

          (v) waive any Default or Event of Default under Section 9.01(f)(ii) that may occur due to the commencement of any proceeding by or against Dixie or Refined to render either or both of such companies bankrupt or insolvent.

          SECTION 2. Conditions Precedent to the Effectiveness of this Waiver.

          This Waiver shall become effective as of the date hereof on the date (the "Waiver Effective Date") when all of the following conditions precedent have been satisfied:

          (a) Certain Documents. The Administrative Agent shall have received on or before the Waiver Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

               (i) this Waiver executed by (x) sufficient Lenders to constitute the Requisite Lenders, (y) each of the Loan Parties and (z) the Administrative Agent;

               (ii) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require;

               (iii) each of the amended Shareholders Agreement, the amended Articles of Association, the Share Purchase Agreement (each as defined in the Turkish JV Agreement) and the Turkish JV Agreement fully and duly executed by the parties thereto including, without limitation, an option for CEAC to purchase, repurchase or infuse capital such that its equity position in INCIExide may be reinstated to 50%, such option to be on terms reasonably satisfactory to the Administrative Agent; and

               (iv) agreements from each of Exinco Aku Ve Otomotive San. Ltd. Sti. and INCIExide to sell their products to the Company and its Subsidiaries and containing covenants prohibiting competition in certain markets.

          (b) Representations and Warranties. Each of the representations and warranties made by the Loan Parties in or pursuant to the Credit Agreement or any other Loan Document, other than Sections 4.1 and 4.3(b) as and only to the extent suspended by this Waiver, shall be true and correct in all material respects on and as of the Waiver Effective Date (other than representations and warranties expressly limited to a specific date).

          (c) No Events of Default. Other than the Defaults and Events of Default being waived by this Waiver, no Event of Default or Default shall have occurred and be continuing on the Waiver Effective Date.

          (d) Other. The Company shall pay all outstanding fees and expenses due and payable to counsel for the Administrative Agent on or prior to the Waiver Effective Date.

          SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Loan Party contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 4. Reference to and Effect on the Loan Documents.

          (a) All of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect except as specifically waived hereby.

          (b) This Waiver is and shall be a Loan Document.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any other provision of the Credit Agreement or any of the Loan Documents.

          SECTION 5. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, production, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 6. Execution in Counterparts. This Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 7. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Waiver shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 8. Governing Law. This Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Waiver has been duly executed on the date set forth above.

                                        EXIDE TECHNOLOGIES, A DEBTOR AND A
                                            DEBTOR IN POSSESSION
                                            as a Borrower and a Domestic
                                            Guarantor


                                        By: /s/ Stuart H. Kupinsky
                                            ------------------------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: Senior Vice President,
                                            General Counsel and Secretary


                                        EXIDE DELAWARE LLC, A DEBTOR AND A
                                            DEBTOR IN POSSESSION
                                            as a Borrower and a Domestic
                                            Guarantor


                                        By: /s/ Stuart H. Kupinsky
                                            ------------------------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: Senior Vice President,
                                            General Counsel and Secretary


                                        EXIDE ILLINOIS, INC., A DEBTOR AND A
                                            DEBTOR IN POSSESSION
                                            as a Borrower and a Domestic
                                            Guarantor


                                        By: /s/ Stuart H. Kupinsky
                                            ------------------------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: President


                                        RBD LIQUIDATION, LLC, A DEBTOR AND A
                                            DEBTOR IN POSSESSION
                                            as a Borrower and a Domestic
                                            Guarantor


                                        By: /s/ Stuart H. Kupinsky
                                            ------------------------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: President


                                        GNB BATTERY TECHNOLOGIES JAPAN INC., as
                                            a Domestic Guarantor

                                        By: /s/ Stuart H. Kupinsky
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Citicorp USA, Inc.,
                                            as Administrative Agent, Swing Loan
                                            Lender, Collateral Monitoring Agent,
                                            and a Lender


                                        By: /s/ Keith R. Gerding
                                            ------------------------------------
                                            Name:  KEITH R. GERDING
                                            Title: Vice President


                                        Citibank, N.A.,
                                            as Issuer


                                        By: /s/ Keith R. Gerding
                                            ------------------------------------
                                            Name:  KEITH R. GERDING
                                            Title: Vice President

                        [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        ClT GROUP BUSINESS CREDIT


                                        By: /s/ Roderick Jarrett
                                            ------------------------------------
                                            Name:  RODERICK JARRETT
                                            Title: AVP


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCICAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                        [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By: /s/ Christopher Usas
                                            ------------------------------------
                                            Name:  CHRISTOPHER USAS
                                            Title: DIRECTOR


                                        BEAR STEARNS & CO., INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:  Illegible
                                            Title: Illegible


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By: /s/ Frederik W. Aase
                                            ------------------------------------
                                            Name:  Frederik W. Aase
                                            Title: Vice President


                                        By: /s/ Leo von Reissig
                                            ------------------------------------
                                            Name:  Leo von Reissig
                                            Title: Vice President


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        Other Lenders:

                                        CIT GROUP BUSINESS CREDIT


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BEAR STEARNS & CO., INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GE CAPITAL CFE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.


                                        By: /s/ Francis Chang
                                            ------------------------------------
                                            Name:  Francis Chang
                                            Title: Authorized Signatory

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:  Illegible
                                            Title: CFO


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT II GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Portfolio Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ Sandra Stulberger
                                            ------------------------------------
                                            Name:  Sandra Stulberger
                                            Title: Authorized Signatory


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT II GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Portfolio Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        SPCP GROUP LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FOOTHILL INCOME TRUST, L.P.

                                        By: FIT GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        FOOTHILL INCOME TRUST II, L.P.

                                        By  FIT II GP, LLC, its General Partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: Managing Member


                                        ENDURANCE CLO I, LTD.

                                        c/o ING Capital Advisors LLC,
                                            as Portfolio Manager


                                            By: /s/ Greg M. Masuda CFA
                                                --------------------------------
                                                Name:  GREG M. MASUDA CFA
                                                Title: VICE PRESIDENT

                        [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        ING-ORYX CLO, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                            By: /s/ Greg M. Masuda CFA
                                                --------------------------------
                                                Name:  GREG M. MASUDA CFA
                                                Title: VICE PRESIDENT


                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND

                                        By: Eaton Vance Management, as
                                            Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        GRAYSON & CO

                                        By: Boston Management and Research
                                               as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research
                                               as Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                           [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        ING-ORYX CLO, LTD.

                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND

                                        By: Eaton Vance Management, as
                                            Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President


                                        GRAYSON & CO

                                        By: Boston Management and Research
                                               as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research
                                               as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management
                                            as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:  Payson F. Swaffield
                                                Title: Vice President


                                        US BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CIBC INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE TO WAIVER - EXIDE]

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management as
                                            Investment Advisor


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        US BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ William M. Swenson
                                            ------------------------------------
                                            Name:  WILLIAM M. SWENSON
                                            Title: AUTHORIZED SIGNATORY

                           [SIGNATURE PAGE TO WAIVER - EXIDE]